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                                                                     EXHIBIT 4.1


                              CALLIDUS SOFTWARE(R)
COMMON STOCK                                                COMMON STOCK
CS

INCORPORATED UNDER THE LAWS OF                             SEE REVERSE FOR
    THE STATE OF DELAWARE                                CERTAIN DEFINITIONS

                                                          CUSIP 13123E 50 0

THIS CERTIFIES THAT




IS THE OWNER OF


FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $0.001 PER SHARE, OF

---------------------------  CALLIDUS SOFTWARE INC. ----------------------------

(hereinafter called the "Corporation"), transferable only on the books of the Corporation by the holder hereof, in person or by a duly authorized attorney or legal representative, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:





/s/   Ronald J. Fior                        /s/      Reed D. Taussig
-----------------------                     -----------------------------
  SECRETARY AND CHIEF                            PRESIDENT AND CHIEF
   FINANCIAL OFFICER                              EXECUTIVE OFFICER



                       (CALLIDUS SOFTWARE CORPORATE SEAL)



COUNTERSIGNED AND REGISTERED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
      (New York, New York)

                           Transfer Agent
                            and Registrar

By

                     Authorized Signature


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                            CALLIDUS SOFTWARE INC.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be directed to the Corporation, attention to its Secretary, at the Corporation's principal executive offices.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -   as tenants in common
     TEN ENT -   as tenants by the entireties
     JT TEN  -   as joint tenants with right
                 of survivorship and not as
                 tenants in common



UNIF GIFT MIN ACT- _____________________    Custodian __________________________
                          (Cust)                                (Minor)

               under Uniform Gifts to Minors

               Act _____________________________________________________________
                                               (State)


UNIF TRF MIN ACT- _______________   Custodian (until age __________________ )
                      (Cust)

                  __________________ under Uniform Transfers
                       (Minor)

                  to Minors Act ________________________________________________
                                                    (State)

    Additional abbreviations may also be used though not in the above list.


For value received, _____________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
________________________________________   _____________________________________

________________________________________   _____________________________________

________________________________________________________________________________
 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE(S)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

of the Shares of common stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint

______________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________,_____              X ____________________________________

                                          X ____________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.
Signature must be guaranteed.

Signature(s) Guaranteed:


By ____________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.